UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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JOHN BEAN TECHNOLOGIES
CORPORATION
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Your Vote Counts! JOHN BEAN TECHNOLOGIES CORPORATION 2022 Annual Meeting Vote by May 12, 2022 11 :59 PM ET JOHN BEAN TECHNOLOGIES CORPORATION ATIN: LYNN WATKINS-ASIYANBI 70 WEST MADISON STREET SUITE 4400 CHICAGO, IL 60602 You invested in JOHN BEAN TECHNOLOGIES CORPORATION and it•s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 13, 2022. Get informed before you vote View the Notice of Annual Meeting, Proxy Statement, 2021 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a I number Vote Virtually at the Meeting* May 13, 2022 9:30AM CDT Virtually at: www.virtualshareholdermeeting.com/JBT2022 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items NOTE: Such other matters that may properly come before the Annual Meeting or at any postponement or adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up forE-delivery". 1. Election of Directors Nominees: 1 a.Alan D. Feldman 0For 1 b. Lawrence V. Jackson 0For 2. Approve, on an advisory basis, a non-binding resolution regarding the compensation of named executive officers. 0For 3. Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2022. 0For